Exhibit 32.1
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              Certification pursuant to 18 U.S.C. Section 1350,
     As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-KSB for the year ended September 27, 2003 of Innovative Micro Technology, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Date:  January  9, 2004                         /s/ John S. Foster
                                                --------------------------------
                                                John S. Foster
                                                Chairman and
                                                   Chief Executive Officer


                                                /s/ Peter T. Altavilla
                                                --------------------------------
                                                Peter T. Altavilla
                                                Chief Financial Officer,
                                                   Corporate Controller and
                                                   Secretary




A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.